Registration Statement No. 333-155535
Dated November 21, 2008
Rule 424(b)(3)

Addendum to the accompanying Prospectus dated November 21, 2008 and
Prospectus Supplement dated November 21, 2008.

Debt Securities
Warrants
Units
Purchase Contracts

     You should read the product supplements listed in Annex A to this addendum (the “Product Supplements”) and/or the related pricing supplement(s) (“Pricing Supplement”), each of which contains the specific terms of the Global Medium-Term Notes, Series E offered by JPMorgan Chase & Co. (the “Notes”), together with the accompanying prospectus dated November 21, 2008 of JPMorgan Chase & Co. (the “Prospectus”) and the accompanying prospectus supplement dated November 21, 2008 of JPMorgan Chase & Co (the “Prospectus Supplement”). When you read the Product Supplements and/or the related Pricing Supplement, please note that all references in the Product Supplements and/or the related Pricing Supplement to a prospectus dated December 1, 2005 of JPMorgan Chase & Co. (or to any section of such prospectus), should refer instead to the Prospectus or to the corresponding section of the Prospectus, as applicable, and all references in the Product Supplements and/or the related Pricing Supplement to a prospectus supplement dated December 1, 2005 of JPMorgan Chase & Co. or to a prospectus supplement dated October 12, 2006 of JPMorgan Chase & Co., as the case may be (or to any section of such prospectus supplement), should refer instead to the Prospectus Supplement or to the corresponding section of the Prospectus Supplement, as applicable.

     The accompanying Prospectus supersedes the prospectus dated December 1, 2005 and the accompanying Prospectus Supplement supersedes the prospectus supplements dated December 1, 2005 and October 12, 2006.

     JPMorgan Chase & Co. will, and other affiliates of JPMorgan Chase & Co. may, use this addendum and the accompanying Prospectus and Prospectus Supplement in connection with new offerings of Notes or market-making transactions of Notes originally issued under the prospectus dated December 1, 2005 and the prospectus supplements dated December 1, 2005 and October 12, 2006.

Addendum dated November 21, 2008.

ANNEX A

No.		Product Supplement	Date Filed
1.	1-I	Principal Protected Notes Linked to the Dow Jones — AIG	December 1, 2005
Commodity IndexSM

2.	1-II	Principal Protected Notes Linked to the Dow Jones — AIG	December 30, 2005
Commodity IndexSM

3.	1-III	Principal Protected Notes Linked to the Dow Jones — AIG	January 31, 2006
Commodity IndexSM

4.	1-IV	Principal Protected Notes Linked to the Dow Jones — AIG	May 4, 2006
Commodity IndexSM

5.	2-I	Principal Protected Notes Linked to the Nikkei 225 Index	December 1, 2005

6.	2-II	Principal Protected Notes Linked to the Nikkei 225 Index	March 14, 2006

7.	2-III	Principal Protected Notes Linked to the Nikkei 225 Index	February 7, 2007

8.	3-I	Floating Rate Notes Linked to the Consumer Price Index	December 1, 2005

9.	3-II	Floating Rate Notes Linked to the Consumer Price Index	February 13, 2006

10.	4-I	Floating Rate Notes Linked to the Constant Maturity U.S.	December 1, 2005
Treasury Rate

11.	5-I	Principal Protected Notes Linked to a Basket Consisting of the	December 7, 2005
Nikkei 225 Index and the Dow Jones EURO STOXX 50® Index

12.	5-II	Principal Protected Notes Linked to a Basket Consisting of the	January 31, 2006
Nikkei 225 Index and the Dow Jones EURO STOXX 50® Index

13.	6-I	Bearish Return Enhanced Notes Linked to the PHLX Housing	December 30, 2005
SectorSM Index

14.	7-I	Return Enhanced Notes Linked to the Russell 2000® Index	December 30, 2005

15.	8-I	Principal Protected Notes Linked to a Basket Consisting of the	December 30, 2005
FTSE™ 100 Index, the Nikkei 225 Index and the Dow Jones EURO
STOXX 50® Index

16.	9-I	Principal Protected Notes Linked to a Basket Consisting of the	January 18, 2006
AMEX Hong Kong 30 Index, the MSCI Taiwan Index and the
MSCI Singapore Index

17.	10-I	Return Enhanced Notes Linked to the Nikkei 225 Index	February 9, 2006

18.	10-II	Return Enhanced Notes Linked to the Nikkei 225 Index	March 20, 2006

19.	11-I	Principal Protected Notes Linked to a Basket Consisting of the	February 28, 2006
S&P 500® Index, the Nikkei 225 Index and the Dow Jones EURO
STOXX 50® Index

20.	12-I	Principal Protected Notes Linked to the Dow Jones Industrial	March 6, 2006
AverageSM

21.	13-I	Principal Protected Notes Linked to the U.S. Dollar Index®	March 7, 2006

22.	14-I	Principal Protected Notes Linked to the S&P 500® Index	March 10, 2006

23.	14-II	Principal Protected Notes Linked to the S&P 500® Index	December 21, 2006

No.		Product Supplement	Date Filed
24.	15-I	Principal Protected Notes Linked to the Dow Jones EURO	March 13, 2006
STOXX 50® Index

25.	15-II	Principal Protected Notes Linked to the Dow Jones EURO	April 13, 2007
STOXX 50® Index

26.	16-I	Lesser Index Principal Protected Notes Linked to the Nikkei 225	March 16, 2006
Index and the S&P 500® Index

27.	16-II	Lesser Index Principal Protected Notes Linked to the Nikkei 225	October 27, 2006
Index and the S&P 500® Index

28.	16-III	Lesser Index Principal Protected Notes Linked to the Nikkei 225	February 9, 2007
Index and the S&P 500® Index

29.	17-I	Lesser Index Principal Protected Notes Linked to the Nikkei 225	March 16, 2006
Index and the Dow Jones EURO STOXX 50® Index

30.	17-II	Lesser Index Principal Protected Notes Linked to the Nikkei 225	October 31, 2006
Index and the Dow Jones EURO STOXX 50® Index

31.	17-III	Lesser Index Principal Protected Notes Linked to the Nikkei 225	January 11, 2007
Index and the Dow Jones EURO STOXX 50® Index

32.	18-I	Return Enhanced Notes Linked to the S&P 500® Index	March 16, 2006

33.	18-II	Return Enhanced Notes Linked to the S&P 500® Index	June 2, 2008

34.	19-I	Return Enhanced Notes Linked to the Dow Jones EURO	March 21, 2006
STOXX 50® Index

35.	20-I	Review Notes Linked to the S&P 500® Index	March 21, 2006

36.	21-I	Review Notes Linked to the Nikkei 225 Index	March 21, 2006

37.	22-I	Review Notes Linked to the Dow Jones EURO STOXX 50® Index	March 22, 2006

38.	23-I	Buffered Reverse Exchangeable Notes Linked to the Common	March 22, 2006
Stock of a Reference Stock Issuer

39.	24-I	Review Notes Linked to the Dow Jones – AIG Commodity IndexSM	March 22, 2006

40.	25-I	Lesser Index Review Notes Linked to the Dow Jones EURO	March 23, 2006
STOXX 50® Index and the Nikkei 225 Index

41.	26-I	Lesser Index Review Notes Linked to the S&P 500® Index and the	March 23, 2006
Dow Jones EURO STOXX 50® Index

42.	27-I	Lesser Index Review Notes Linked to the S&P 500® Index and the	March 23, 2006
Nikkei 225 Index

43.	28-I	Call Overwrite Index Notes Linked to the BXMSM Index	March 24, 2006

44.	29-I	Return Enhanced Notes Linked to the MSCI Taiwan Index	April 3, 2006

45.	30-I	Best of Floating Rate Notes Linked to Constant Maturity U.S.	April 5, 2006
Treasury Rates

46.	31-I	Return Enhanced Notes Linked to a Weighted Basket	May 4, 2006
Consisting of the AMEX Hong Kong 30 Index, the FTSE/Xinhua
China 25 Index, the Korea Stock Price Index 200, the MSCI
Taiwan Index and the MSCI Singapore Index

No.		Product Supplement	Date Filed
47.	31-II	Return Enhanced Notes Linked to a Weighted Basket	May 5, 2006
Consisting of the AMEX Hong Kong 30 Index, the FTSE/Xinhua
China 25 Index, the Korea Stock Price Index 200, the MSCI
Taiwan Index and the MSCI Singapore Index

48.	32-I	Principal Protected Notes Linked to a Weighted Basket	May 4, 2006
Consisting of the AMEX Hong Kong 30 Index, the FTSE/Xinhua
China 25 Index, the Korea Stock Price Index 200, the MSCI
Taiwan Index and the MSCI Singapore Index

49.	32-II	Principal Protected Notes Linked to a Weighted Basket	January 4, 2007
Consisting of the AMEX Hong Kong 30 Index, the FTSE/Xinhua
China 25 Index, the Korea Stock Price Index 200, the MSCI
Taiwan Index and the MSCI Singapore Index

50.	32-III	Principal Protected Notes Linked to a Weighted Basket	January 24, 2007
Consisting of the AMEX Hong Kong 30 Index, the FTSE™ 100
Index, the FTSE/Xinhua China 25 Index, the Korea Stock Price
Index 200, the MSCI Taiwan Index, the MSCI Singapore Index,
the Nikkei 225 Index and the S&P 500® Index

51.	32-IV	Principal Protected Notes Linked to a Weighted Basket	February 22, 2007
Consisting of the AMEX Hong Kong 30 Index, the FTSE™ 100
Index, the FTSE/Xinhua China 25 Index, the Korea Stock Price
Index 200, the MSCI EAFE® Index, the iShares® MSCI Emerging
Markets Index Fund, the MSCI Taiwan Index, the MSCI Singapore
Index, the Nikkei 225 Index and the S&P 500® Index

52.	32-V	Principal Protected Notes Linked to a Weighted Basket	March 5, 2007
Consisting of the AMEX Hong Kong 30 Index, the Dow Jones
EURO STOXX 50® Index, the FTSE™ 100 Index, the FTSE/Xinhua
China 25 Index, the Korea Stock Price Index 200, the MSCI EAFE®
Index, the iShares® MSCI Emerging Markets Index Fund, the MSCI
Taiwan Index, the MSCI Singapore Index, the Nikkei 225 Index
and the S&P 500® Index

53.	32-VI	Principal Protected Notes Linked to a Weighted Basket	March 12, 2007
Consisting of the AMEX Hong Kong 30 Index, the Dow Jones
EURO STOXX 50® Index, the FTSE™ 100 Index, the FTSE/Xinhua
China 25 Index, the Korea Stock Price Index 200, the MSCI EAFE®
Index, the iShares® MSCI Emerging Markets Index Fund, the MSCI
Taiwan Index, the MSCI Singapore Index, the Nikkei 225 Index,
the Russell 2000® Index and the S&P 500® Index

54.	32-VII	Principal Protected Notes Linked to a Weighted Basket	June 29, 2007
Consisting of the AMEX Hong Kong 30 Index, the Dow Jones
EURO STOXX 50® Index, the FTSE™ 100 Index, the FTSE/Xinhua
China 25 Index, the Korea Stock Price Index 200, the MSCI EAFE®
Index, the iShares® MSCI Emerging Markets Index Fund, the MSCI
Taiwan Index, the MSCI Singapore Index, the Nikkei 225 Index,
the Russell 2000® Index, the Russell 3000® Index and the S&P 500®
Index, or Linked to Any One of the Foregoing

No.		Product Supplement	Date Filed
55.	32-VIII	Principal Protected Notes Linked to a Weighted Basket	November 16, 2007
Consisting of the AMEX Hong Kong 30 Index, the Dow Jones
EURO STOXX 50® Index, the FTSE™ 100 Index, the FTSE/Xinhua
China 25 Index, the Korea Stock Price Index 200, the MSCI EAFE®
Index, the iShares® MSCI Emerging Markets Index Fund, the MSCI
Taiwan Index, the MSCI Singapore Index, the Nikkei 225 Index,
the Russell 2000® Index, the Russell 3000® Index and the S&P 500®
Index, or Linked to Any One of the Foregoing

56.	32-IX	Principal Protected Notes Linked to a Weighted Basket	March 31, 2008
Consisting of the AMEX Hong Kong 30 Index, the Dow Jones
EURO STOXX 50® Index, the Dow Jones — AIG Commodity
IndexSM, the S&P GSCI™ Excess Return Index, the FTSE™ 100
Index, the FTSE/Xinhua China 25 Index, the Korea Stock Price
Index 200, the MSCI EAFE® Index, the iShares® MSCI Emerging
Markets Index Fund, the MSCI Taiwan Index, the MSCI Singapore
Index, the Nikkei 225 Index, the Russell 2000® Index, the Russell
3000® Index and the S&P 500® Index, or Linked to Any One of the
Foregoing

57.	32-X	Principal Protected Notes Linked to a Weighted Basket	April 18, 2008
Consisting of the AMEX Hong Kong 30 Index, the Dow Jones
EURO STOXX 50® Index, the Dow Jones — AIG Commodity
IndexSM, the S&P GSCI™ Excess Return Index, the S&P GSCI™
Agriculture Index Excess Return, the S&P GSCI™ Energy Index
Excess Return, the S&P GSCI™ Industrial Metals Index Excess
Return, the S&P GSCI™ Livestock Index Excess Return, the S&P
GSCI™ Precious Metals Index Excess Return, the FTSE™ 100
Index, the FTSE/Xinhua China 25 Index, the Korea Stock Price
Index 200, the MSCI EAFE® Index, the iShares® MSCI Emerging
Markets Index Fund, the MSCI Taiwan Index, the MSCI Singapore
Index, the Nikkei 225 Index, the Russell 2000® Index, the Russell
3000® Index and the S&P 500® Index, or Linked to Any One of the
Foregoing

58.	32-XI	Principal Protected Notes Linked to a Weighted Basket	August 1, 2008
Consisting of the AMEX Hong Kong 30 Index, the Dow Jones
EURO STOXX 50® Index, the Dow Jones — AIG Commodity
IndexSM, the S&P GSCI™ Excess Return Index, the S&P GSCI™
Agriculture Index Excess Return, the S&P GSCI™ Energy Index
Excess Return, the S&P GSCI™ Industrial Metals Index Excess
Return, the S&P GSCI™ Livestock Index Excess Return, the S&P
GSCI™ Precious Metals Index Excess Return, the FTSE™ 100
Index, the FTSE/Xinhua China 25 Index, the Korea Stock Price
Index 200, the MSCI EAFE® Index, the iShares® MSCI Emerging
Markets Index Fund, the MSCI Taiwan Index, the MSCI Singapore
Index, the Nikkei 225 Index, the Russell 2000® Index, the Russell
3000® Index and the S&P 500® Index, or Linked to Any One of the
Foregoing

59.	32-XII	Return Enhanced Notes Linked to a Weighted Basket	September 3, 2008
Consisting of One or More of the S&P 500® Index, the S&P
MidCap 400® Index, the S&P BRIC 40 Index, the Nikkei 225 Index,
the Dow Jones EURO STOXX 50® Index, the Dow Jones U.S. Real

No.		Product Supplement	Date Filed
Estate Index, the Dow Jones — AIG Commodity IndexSM, the
FTSE™ 100 Index, the MSCI EAFE® Index, the MSCI World IndexSM,
the NASDAQ-100 Index®, the Russell 1000® Growth Index, the
Russell 1000® Value Index, the Russell 2000® Index, the iShares®
Dow Jones U.S. Real Estate Index Fund, the iShares® MSCI
Emerging Markets Index Fund, the PowerShares Water Resources
Portfolio, the SPDR® S&P® Homebuilders ETF, the Financial Select
Sector SPDR® Fund and the Vanguard® Emerging Markets ETF

60.	33-I	Return Enhanced Notes Linked to a Weighted Basket	May 31, 2006
Consisting of up to Four Commodities

61.	33-II	Return Enhanced Notes Linked to a Weighted Basket	November 7, 2006
Consisting of up to Six Commodities

62.	34-I	Reverse Exchangeable Notes Linked to the Common Stock	June 16, 2006
of a Reference Stock Issuer

63.	34-II	Reverse Exchangeable Notes Linked to the Common Stock	June 27, 2006
of a Reference Stock Issuer

64.	34-III	Reverse Exchangeable Notes Linked to the Common Stock	October 12, 2006
of a Reference Stock Issuer

65.	34-IV	Reverse Exchangeable Notes Linked to the Common Stock	December 14, 2006
of a Reference Stock Issuer

66.	34-V	Reverse Exchangeable Notes Linked to the Common Stock	February 7, 2007
of a Reference Stock Issuer

67.	34-VI	Reverse Exchangeable Notes Linked to the Common Stock	February 28, 2008
of a Reference Stock Issuer

68.	35-I	Return Enhanced Notes Linked to a Weighted Basket Consisting	June 20, 2006
of the S&P 500® Index, the Nikkei 225 Index and the Dow Jones
EURO STOXX 50® Index

69.	36-I	Principal Protected Exchangeable Notes Linked to the Common	June 23, 2006
Stock of a Underlying Equity Issuer

70.	37-I	Reverse Exchangeable Notes Linked to the Least Performing	August 14, 2006
Common Stock in the Dow Jones Industrial AverageSM*
* not including the common stock of JPMorgan Chase & Co.

71.	37-II	Reverse Exchangeable Notes Linked to the Least Performing	August 15, 2006
Common Stock in the Dow Jones Industrial AverageSM*
* not including the common stock of JPMorgan Chase & Co.

72.	37-III	Reverse Exchangeable Notes Linked to the Least Performing	November 6, 2006
Common Stock in the Dow Jones Industrial AverageSM*
* not including the common stock of JPMorgan Chase & Co.

73.	37-IV	Reverse Exchangeable Notes Linked to the Least Performing	December 4, 2006
Common Stock in the Dow Jones Industrial AverageSM*
* not including the common stock of JPMorgan Chase & Co.

74.	37-V	Reverse Exchangeable Notes Linked to the Least Performing	May 15, 2007
Common Stock in the Dow Jones Industrial AverageSM*
* not including the common stock of JPMorgan Chase & Co.

No.		Product Supplement	Date Filed
75.	37-VI	Reverse Exchangeable Notes Linked to the Least Performing	April 15, 2008
Common Stock in the Dow Jones Industrial AverageSM (not
including the common stock of JPMorgan Chase & Co.)*
* not including the common stock of JPMorgan Chase & Co.

76.	38-I	Principal Protected Notes Linked to a Basket Consisting of the	August 16, 2006
S&P 500® Index and the MSCI EAFE® Index

77.	39-I	Return Enhanced Notes Linked to a Weighted Basket	August 21, 2006
Consisting of the S&P 500® Index, the Nikkei 225 Index, the Dow
Jones EURO STOXX 50® Index and the FTSE™ 100 Index

78.	39-II	Return Enhanced Notes Linked to a Weighted Basket	May 2, 2007
Consisting of the S&P 500® Index, the Nikkei 225 Index, the Dow
Jones EURO STOXX 50® Index, the FTSE™ 100 Index and the
iShares® MSCI Emerging Markets Index Fund

79.	39-III	Return Enhanced Notes Linked to a Weighted Basket	July 25, 2007
Consisting of the S&P 500® Index, the Nikkei 225 Index, the Dow
Jones EURO STOXX 50® Index, the FTSE™ 100 Index, the MSCI
EAFE® Index and the iShares® MSCI Emerging Markets Index Fund

80.	39-IV	Return Enhanced Notes Linked to a Weighted Basket	September 28, 2007
Consisting of the S&P 500® Index, the Nikkei 225 Index, the Dow
Jones EURO STOXX 50® Index, the FTSE™ 100 Index, the MSCI
EAFE® Index, the Russell 1000® Growth Index, the Russell 1000®
Value Index and the iShares® MSCI Emerging Markets Index Fund

81.	39-V	Return Enhanced Notes Linked to a Weighted Basket	October 22, 2007
Consisting of the S&P 500® Index, the Nikkei 225 Index, the Dow
Jones EURO STOXX 50® Index, the FTSE™ 100 Index, the MSCI
EAFE® Index, the NASDAQ-100 Index®, the Russell 1000® Growth
Index, the Russell 1000® Value Index and the iShares® MSCI
Emerging Markets Index Fund

82.	39-VI	Return Enhanced Notes Linked to a Weighted Basket	November 7, 2007
Consisting of the S&P 500® Index, the Nikkei 225 Index, the Dow
Jones EURO STOXX 50® Index, the FTSE™ 100 Index, the MSCI
EAFE® Index, the NASDAQ-100 Index®, the Russell 1000® Growth
Index, the Russell 1000® Value Index, the Russell 2000® Index and
the iShares® MSCI Emerging Markets Index Fund

83.	39-VII	Return Enhanced Notes Linked to a Weighted Basket	December 7, 2007
Consisting of the S&P 500® Index, the Nikkei 225 Index, the Dow
Jones EURO STOXX 50® Index, the FTSE™ 100 Index, the MSCI
EAFE® Index, the NASDAQ-100 Index®, the Russell 1000® Growth
Index, the Russell 1000® Value Index, the Russell 2000® Index, the
iShares® MSCI Emerging Markets Index Fund and the Vanguard®
Emerging Markets ETF

84.	39-VIII	Return Enhanced Notes Linked to a Weighted Basket	December 14, 2007
Consisting of the S&P 500® Index, the S&P BRIC 40 Index, the
Nikkei 225 Index, the Dow Jones EURO STOXX 50® Index, the Dow
Jones U.S. Real Estate Index, the Dow Jones — AIG Commodity
IndexSM, the FTSE™ 100 Index, the MSCI EAFE® Index, the NASDAQ-
100 Index®, the Russell 1000® Growth Index, the Russell 1000®
Value Index, the Russell 2000® Index, the iShares® MSCI Emerging
Markets Index Fund and the Vanguard® Emerging Markets ETF

No.		Product Supplement	Date Filed
85.	39-IX	Return Enhanced Notes Linked to a Weighted Basket	March 31, 2008
Consisting of the S&P 500® Index, the S&P BRIC 40 Index, the
Nikkei 225 Index, the Dow Jones EURO STOXX 50® Index, the
Dow Jones U.S. Real Estate Index, the Dow Jones — AIG
Commodity IndexSM, the FTSE™ 100 Index, the MSCI EAFE® Index,
the NASDAQ-100 Index®, the Russell 1000® Growth Index, the
Russell 1000® Value Index, the Russell 2000® Index, the iShares®
Dow Jones U.S. Real Estate Index Fund, the iShares® MSCI
Emerging Markets Index Fund, the SPDR® S&P® Homebuilders
ETF, the Financial Select Sector SPDR® Fund and the Vanguard®
Emerging Markets ETF

86.	39-X	Return Enhanced Notes Linked to a Weighted Basket	April 18, 2008
Consisting of One or More of the S&P 500® Index, the S&P
MidCap 400® Index, the S&P BRIC 40 Index, the Nikkei 225 Index,
the Dow Jones EURO STOXX 50® Index, the Dow Jones U.S. Real
Estate Index, the Dow Jones — AIG Commodity IndexSM, the
FTSE™ 100 Index, the MSCI EAFE® Index, the NASDAQ-100
Index®, the Russell 1000® Growth Index, the Russell 1000® Value
Index, the Russell 2000® Index, the iShares® Dow Jones U.S. Real
Estate Index Fund, the iShares® MSCI Emerging Markets Index
Fund, the SPDR® S&P® Homebuilders ETF, the Financial Select
Sector SPDR® Fund and the Vanguard® Emerging Markets ETF

87.	39-XI	Return Enhanced Notes Linked to a Weighted Basket	June 11, 2008
Consisting of One or More of the S&P 500® Index, the S&P
MidCap 400® Index, the S&P BRIC 40 Index, the Nikkei 225 Index,
the Dow Jones EURO STOXX 50® Index, the Dow Jones U.S. Real
Estate Index, the Dow Jones — AIG Commodity IndexSM, the
FTSE™ 100 Index, the MSCI EAFE® Index, the MSCI World IndexSM,
the NASDAQ-100 Index®, the Russell 1000® Growth Index, the
Russell 1000® Value Index, the Russell 2000® Index, the iShares®
Dow Jones U.S. Real Estate Index Fund, the iShares® MSCI
Emerging Markets Index Fund, the SPDR® S&P® Homebuilders
ETF, the Financial Select Sector SPDR® Fund and the Vanguard®
Emerging Markets ETF

88.	39-XII	Return Enhanced Notes Linked to a Weighted Basket	September 3, 2008
Consisting of One or More of the S&P 500® Index, the S&P
MidCap 400® Index, the S&P BRIC 40 Index, the Nikkei 225 Index,
the Dow Jones EURO STOXX 50® Index, the Dow Jones U.S. Real
Estate Index, the Dow Jones — AIG Commodity IndexSM, the
FTSE™ 100 Index, the MSCI EAFE® Index, the MSCI World IndexSM,
the NASDAQ-100 Index®, the Russell 1000® Growth Index, the
Russell 1000® Value Index, the Russell 2000® Index, the iShares®
Dow Jones U.S. Real Estate Index Fund, the iShares® MSCI
Emerging Markets Index Fund, the PowerShares Water Resources
Portfolio, the SPDR® S&P® Homebuilders ETF, the Financial Select
Sector SPDR® Fund and the Vanguard® Emerging Markets ETF

89.	39-XIII	Return Enhanced Notes Linked to a Weighted Basket	October 29, 2008
Consisting of One or More of the S&P 500® Index, the S&P
MidCap 400® Index, the S&P BRIC 40 Index, the Nikkei 225 Index,
the Dow Jones EURO STOXX 50® Index, the Dow Jones U.S. Real

No.		Product Supplement	Date Filed
Estate Index, the Dow Jones — AIG Commodity IndexSM, the
FTSE™ 100 Index, the MSCI EAFE® Index, the MSCI World IndexSM,
the NASDAQ-100 Index®, the Russell 1000® Growth Index, the
Russell 1000® Value Index, the Russell 2000® Index, the Russell
3000® Index, the iShares® Dow Jones U.S. Real Estate Index Fund,
the iShares® MSCI Emerging Markets Index Fund, the
PowerShares Water Resources Portfolio, the SPDR® S&P®
Homebuilders ETF, the Financial Select Sector SPDR® Fund and
the Vanguard® Emerging Markets ETF

90.	40-I	Lesser Index Return Enhanced Notes Linked to the TOPIX® Index	August 29, 2006
and the Nikkei 225 Index

91.	41-I	Review Notes Linked to a Basket Consisting of the AMEX	September 6, 2006
Hong Kong 30 Index, the FTSE/Xinhua China 25 Index, the Korea
Stock Price Index 200, the MSCI Taiwan Index and the MSCI
Singapore Index

92.	42-I	Review Notes Linked to the Constant Maturity U.S.	September 8, 2006
Treasury Rate

93.	43-I	Return Enhanced Notes Linked to a Weighted Basket	September 28, 2006
Consisting of the Nikkei 225 Index, the Dow Jones EURO STOXX
50® Index, the FTSE™ 100 Index, the S&P BRIC 40 Index and the
CECEEUR Index

94.	44-I	Return Enhanced Notes Linked to the S&P Composite 1500	October 3, 2006
Homebuilding Index

95.	45-I	Bearish Reverse Exchangeable Notes Linked to the Best	October 6, 2006
Performing Common Stock of Two or More Reference Stock
Issuers

96.	46-I	Return Enhanced Notes Linked to the Performance of the	October 12, 2006
Russell 2000® Index Relative to the Performance of the S&P 500®
Index

97.	47-I	Lookback Return Enhanced Notes Linked to a Weighted Basket	October 18, 2006
Consisting of the Nikkei 225 Index, the Dow Jones EURO STOXX
50® Index, the FTSE™ 100 Index, the S&P BRIC 40 Index and the
CECEEUR Index

98.	48-I	Return Enhanced Notes Linked to the Russell 1000® Index	October 31, 2006

99.	49-I	Principal Protected Notes Linked to the Performance of a	November 3, 2006
Weighted Basket of Currencies or Currency Relative to a
Reference Currency

100.	49-II	Principal Protected Notes Linked to the Performance of a	March 7, 2007
Weighted Basket of Currencies or Currency Relative to a
Reference Currency

101.	49-III	Principal Protected Notes Linked to the Performance of a	December 17, 2007
Weighted Basket of Currencies or Currency Relative to a
Reference Currency

102.	50-I	Return Enhanced Notes Linked to the S&P MidCap 400® Index	November 7, 2006

103.	51-I	Principal Protected Notes Linked to a Weighted Basket	November 9, 2006
Consisting of up to Eight Commodities

No.		Product Supplement	Date Filed
104.	52-I	Principal Protected Auto Callable Knock-Out Notes Linked to	November 9, 2006
iShares® MSCI Emerging Markets Index Fund

105.	53-I	Return Enhanced Notes Linked to the MSCI EAFE® Index	November 21, 2006

106.	54-I	Return Enhanced Notes Linked to a Weighted Basket	November 22, 2006
Consisting of the AMEX Hong Kong 30 Index, the Nikkei 225
Index, the Dow Jones EURO STOXX 50® Index, the FTSE™ 100
Index, the S&P BRIC 40 Index, the CECEEUR Index, the Korea
Stock Price Index 200, the MSCI Taiwan Index, the Goldman
Sachs Commodity Index® Excess Return and the Dow Jones U.S.
Real Estate Index

107.	54-II	Return Enhanced Notes Linked to a Weighted Basket	January 29, 2007
Consisting of the AMEX Hong Kong 30 Index, the Nikkei 225
Index, the Dow Jones EURO STOXX 50® Index, the FTSE™ 100
Index, the FTSE/Xinhua China 25 Index, the S&P BRIC 40 Index,
the CECEEUR Index, the Korea Stock Price Index 200, the MSCI
Singapore Index, the MSCI Taiwan Index, the Goldman Sachs
Commodity Index® Excess Return and the Dow Jones U.S. Real
Estate Index

108.	54-III	Return Enhanced Notes Linked to a Weighted Basket	May 3, 2007
Consisting of the AMEX Hong Kong 30 Index, the CECEEUR
Index, the Dow Jones EURO STOXX 50® Index, the Dow Jones
U.S. Real Estate Index, the FTSE™ 100 Index, the FTSE/Xinhua
China 25 Index, the Korea Stock Price Index 200, the Kuala
Lumpur Composite Index, the MSCI Singapore Index, the MSCI
Taiwan Index, the Nikkei 225 Index, the Russell 2000® Index, the
Russian Depositary Receipts Index, the S&P 500® Index, the S&P
BRIC 40 Index, the Goldman Sachs Commodity Index® Excess
Return, the iShares® MSCI Brazil Index Fund and the iShares®
MSCI Emerging Markets Index Fund

109.	54-IV	Return Enhanced Notes Linked to a Weighted Basket	May 4, 2007
Consisting of the AMEX Hong Kong 30 Index, the CECEEUR
Index, the Dow Jones EURO STOXX 50® Index, the Dow Jones
U.S. Real Estate Index, the FTSE™ 100 Index, the FTSE/Xinhua
China 25 Index, the Korea Stock Price Index 200, the Kuala
Lumpur Composite Index, the MSCI Singapore Index, the MSCI
Taiwan Index, the Nikkei 225 Index, the Russell 2000® Index, the
Russian Depositary Receipts Index, the S&P 500® Index, the S&P
BRIC 40 Index, the Goldman Sachs Commodity Index® Excess
Return, the iShares® MSCI Brazil Index Fund and the iShares®
MSCI Emerging Markets Index Fund

110.	55-I	Return Enhanced Notes Linked to the JPMorgan Commodity	November 22, 2006
Investable Global Asset Rotator Excess Return

111.	56-I	Bearish Principal Protected Notes Linked Inversely to the PHLX	November 29, 2006
Housing SectorSM Index

112.	57-I	Auto Callable Knock-Out Notes Linked to the streetTRACKS®	November 29, 2006
Gold Trust

113.	58-I	Auto Callable Reverse Exchangeable Notes Linked to the	December 4, 2006
Common Stock of a Reference Stock Issuer

No.		Product Supplement	Date Filed
114.	59-I	Lesser Index Principal Protected Notes Linked to the Dow Jones	December 14, 2006
EURO STOXX 50® Index and the S&P 500® Index

115.	59-II	Lesser Index Principal Protected Notes Linked to the Dow Jones	April 3, 2007
EURO STOXX 50® Index and the S&P 500® Index

116.	60-I	Return Enhanced Notes Linked to the Dow Jones — AIG	December 20, 2006
Commodity IndexSM

117.	60-II	Return Enhanced Notes Linked to a Weighted Basket	February 27, 2008
Consisting of up to Six Commodity Indices or Linked to Any One
of the Foregoing

118.	61-I	Lesser Index Principal Protected Notes Linked to the	January 5, 2007
Russell 2000® Index and the S&P 500® Index

119.	62-I	Contingent Interest Range Notes Linked to the Common Stock	January 11, 2007
of One or More Reference Stock Issuers

120.	63-I	Return Enhanced Notes Linked to the PHLX Oil Service	January 25, 2007
SectorSM Index

121.	64-I	Return Notes Linked to the Dow 10 IndexSM Total Return	January 26, 2007

122.	65-I	Outperformance Return Enhanced Notes Linked to the	January 30, 2007
Performance of the S&P 500® Index Compared to the
Performance of the Russell 2000® Index

123.	66-I	Callable Principal Protected Notes Linked to the S&P 500® Index	January 31, 2007

124.	67-I	Auto Callable Knock-Out Notes Linked to the iShares® MSCI	February 2, 2007
Emerging Markets Index Fund

125.	67-II	Auto Callable Knock-Out Notes Linked to the iShares® MSCI	July 2, 2007
Emerging Markets Index Fund

126.	68-I	Reverse Exchangeable Notes Linked to the Least Performing	February 7, 2007
Common Stock of Two or More Reference Stock Issuers

127.	68-II	Reverse Exchangeable Notes Linked to the Least Performing	June 6, 2008
Common Stock of Two or More Reference Stock Issuers

128.	69-I	Return Notes Linked to the JPMorgan IncomeFX Strategy	February 21, 2007

129.	70-I	Return Enhanced Notes Linked to a Weighted Basket	February 23, 2007
Consisting of up to Thirteen Components

130.	70-II	Return Enhanced Notes Linked to a Weighted Basket	February 27, 2007
Consisting of up to Thirteen Components

131.	71-I	Bearish Return Enhanced Notes Linked to the TOPIX® Index	February 26, 2007

132.	72-I	Reverse Exchangeable Notes Linked to the iShares® FTSE/Xinhua	March 9, 2007
China 25 Index Fund

133.	72-II	Reverse Exchangeable Notes Linked to the iShares® FTSE/Xinhua	October 25, 2007
China 25 Index Fund

134.	73-I	Lesser Index Principal Protected Notes Linked to the Russell	March 19, 2007
2000® Index and the Dow Jones EURO STOXX 50® Index

135.	74-I	Principal Protected Dual Directional Knock-Out Notes Linked to	March 20, 2007
Russell 2000® Index

No.		Product Supplement	Date Filed
136.	75-I	Mandatory Exchangeable Notes Linked to the Common Stock of	April 24, 2007
a Reference Stock Issuer

137.	76-I	Lesser Index Return Enhanced Notes Linked to the S&P 500®	May 16, 2007
Index and the Nikkei 225 Index

138.	77-I	Exchangeable Notes Linked to a Common Stock or a Basket	May 22, 2007
of Common Stocks

139.	78-I	Lesser Index Principal Protected Notes Linked to the Dow Jones	May 23, 2007
EURO STOXX 50® Index and the Russell 1000® Growth Index

140.	79-I	Bearish Reverse Exchangeable Notes Linked to the Best Performing	June 1, 2007
Common Stock in the Dow Jones Industrial AverageSM
*not including the common stock of JPMorgan Chase & Co.

141.	80-I	Principal Protected Notes Linked to the Dow Jones Global	June 1, 2007
Titans 50 IndexSM

142.	81-I	Return Enhanced Notes Linked to the PHLX Semiconductor	June 8, 2007
SectorSM Index

143.	82-I	Bearish Auto Callable Knock-Out Notes Linked Inversely to the	June 13, 2007
S&P 500® Index

144.	82-II	Bearish Auto Callable Knock-Out Notes Linked Inversely to the	June 14, 2007
S&P 500® Index

145.	83-I	Lesser Underlying Review Notes Linked to the S&P 500® Index	June 20, 2007
and a Weighted Basket Consisting of the AMEX Hong Kong 30
Index, the FTSE/Xinhua China 25 Index, the Korea Stock Price
Index 200, the MSCI Taiwan Index and the MSCI Singapore Index

146.	84-I	Principal Protected Notes Linked to the MSCI EAFE® Index	June 22, 2007

147.	85-I	Principal Protected Notes Linked to a Weighted Basket	June 25, 2007
Consisting of up to Thirteen Commodities and/or the
Performance of One or More Currencies Relative to a Reference
Currency or Linked to Any One of the Foregoing

148.	85-II	Principal Protected Notes Linked to a Weighted Basket	March 31, 2008
Consisting of up to Thirteen Commodities and/or the
Performance of One or More Currencies Relative to a Reference
Currency and/or One or More of the Dow Jones EURO STOXX 50®
Index, the Nikkei 225 Index, the S&P 500® Index and the S&P
BRIC 40 Index, or Linked to Any One of the Foregoing

149.	86-I	Review Notes Linked to the KLD Select SocialSM Index	June 29, 2007

150.	87-I	Bearish Return Enhanced Notes Linked Inversely to the	July 10, 2007
S&P 500® Index

151.	88-I	Reverse Exchangeable Notes Linked to the Least Performing	July 19, 2007
Common Stock in the Dow 10 IndexSM*
* not including the common stock of JPMorgan Chase & Co.

152.	89-I	Lesser Underlying Principal Protected Notes Linked to the	July 19, 2007
S&P 500® Index and a Weighted Basket Consisting of the AMEX
Hong Kong 30 Index, the FTSE/Xinhua China 25 Index, the Korea
Stock Price Index 200, the MSCI Singapore Index and the MSCI
Taiwan Index

No.		Product Supplement	Date Filed
153.	90-I	Return Notes Linked to the JPMorgan Commodity Investable	July 26, 2007
Global Asset Rotator Excess Return

154.	91-I	Contingent Protection Notes Linked to the S&P GSCI™ Natural Gas	August 3, 2007
Index Excess Return

155.	92-I	Step-Up Notes	August 6, 2007

156.	93-I	Leveraged Floating Rate Notes Linked to LIBOR and the SIFMA	August 6, 2007
Municipal Swap Index

157.	93-II	Leveraged Floating Rate Notes Linked to LIBOR and the SIFMA	August 28, 2007
Municipal Swap Index

158.	93-III	Leveraged Floating Rate Notes Linked to LIBOR and the SIFMA	October 3, 2007
Municipal Swap Index

159.	94-I	Principal Protected Notes Linked to a Weighted Basket Consisting	August 17, 2007
of the S&P GSCI™ Agriculture Index Excess Return, the S&P
GSCI™ Energy Index Excess Return, the S&P GSCI™ Industrial
Metals Index Excess Return, the S&P GSCI™ Livestock Index
Excess Return and the S&P GSCI™ Precious Metals Index Excess
Return, or Linked to Any One of the Foregoing

160.	95-I	Least Performing Index Review Notes Linked to the S&P 500®	August 27, 2007
Index, the Dow Jones EURO STOXX 50® Index and the Nikkei 225
Index

161.	96-I	Range Accrual Notes	September 25, 2007

162.	96-II	Range Accrual Notes	January 15, 2008

163.	96-III	Range Accrual Notes	February 4, 2008

164.	96-IV	Range Accrual Notes	April 30, 2008

165.	97-I	Principal Protected Dual Directional Knock-Out Notes Linked	September 25, 2007
to S&P 500® Index

166.	97-II	Principal Protected Dual Directional Knock-Out Notes Linked	November 20, 2007
to S&P 500® Index

167.	98-I	Index Knock-Out Notes Linked to a Weighted Basket Consisting	October 1, 2007
of the S&P 500® Index, the Nikkei 225 Index and the Dow Jones
EURO STOXX 50® Index, or Linked to Any One of the Foregoing

168.	98-II	Index Knock-Out Notes Linked to a Weighted Basket Consisting	October 2, 2008
of the S&P 500® Index, the Nikkei 225 Index and the Dow Jones
EURO STOXX 50® Index, or Linked to One or More of the
Foregoing

169.	99-I	Bearish Knock-Out Buffered Return Enhanced Notes Linked	October 4, 2007
Inversely to the iShares® MSCI Emerging Markets Index Fund

170.	100-I	Knock-Out Return Enhanced Notes Linked to the iShares® MSCI	October 10, 2007
Emerging Markets Index Fund

171.	101-I	Lesser Index Return Enhanced Notes Linked to the Dow Jones	October 12, 2007
EURO STOXX 50® Index and the Nikkei 225 Index

No.		Product Supplement	Date Filed
172.	102-I	Principal Protected Dual Directional Notes Linked to a Weighted	October 15, 2007
Basket Consisting of up to Thirteen Commodities and/or Five
Commodity Indices, or Linked to Any One of the Foregoing

173.	102-II	Principal Protected Dual Directional Notes Linked to a Weighted	August 4, 2008
Basket Consisting of up to Thirteen Commodities and/or Five
Commodity Indices, or Linked to Any One of the Foregoing

174.	103-I	Notes Linked to a Basket of Return Enhanced Components	October 19, 2007

175.	104-I	Bearish Return Enhanced Notes Linked Inversely to the	October 31, 2007
Common Stock of a Reference Stock Issuer

176.	105-I	Contingent Interest Index Knock-Out Notes Linked to a	November 6, 2007
Weighted Basket Consisting of the S&P 500® Index, the Nikkei
225 Index and the Dow Jones EURO STOXX 50® Index, or Linked
to Any One of the Foregoing

177.	106-I	Principal Protected Dual Directional Knock-Out Notes Linked	November 13, 2007
to the SPDR® S&P® Homebuilders ETF

178.	107-I	Knock-Out Return Enhanced Notes Linked to the MSCI	November 14, 2007
EAFE® Index

179.	108-I	Upside Auto Callable Reverse Exchangeable Notes Linked to	December 13, 2007
the Common Stock of a Reference Stock Issuer

180.	109-I	Principal Protected Asset Allocation Notes Linked to the	December 31, 2007
Performance of the Best Performing of the Three Reference
Portfolios Each Comprised of Four Asset Classes

181.	109-II	Principal Protected Asset Allocation Notes Linked to the	August 1, 2008
Performance of the Best Performing of the Three Reference
Portfolios Each Comprised of Four Asset Classes

182.	110-I	Return Enhanced Notes Linked to the iShares® MSCI Australia	January 14, 2008
Index Fund

183.	111-I	Review Notes Linked to the Common Stock of a Reference	January 17, 2008
Stock Issuer

184.	112-I	Zero Coupon Notes	January 25, 2008

185.	113-I	Reverse Exchangeable Notes Linked to the SPDR Trust, Series 1	January 28, 2008

186.	114-I	Principal Protected Dual Directional Knock-Out Notes Linked	February 1, 2008
to One or More of the Following Indices: the S&P 500® Index, the
Russell 2000® Index, the Nikkei 225 Index and the Dow Jones
EURO STOXX 50® Index

187.	114-II	Principal Protected Dual Directional Knock-Out Notes Linked to	March 6, 2008
One or More of the Following Indices: the S&P 500® Index, the
NASDAQ-100 Index®, the Russell 2000® Index, the Nikkei 225
Index and the Dow Jones EURO STOXX 50® Index

188.	115-I	Principal Protected Notes Linked to a Weighted Basket	February 4, 2008
Consisting of up to Thirteen Commodities and/or Five
Commodity Indices, or Linked to Any One of the Foregoing

No.		Product Supplement	Date Filed
189.	115-II	Principal Protected Notes Linked to a Weighted Basket	June 2, 2008
Consisting of up to Thirteen Commodities and/or Five
Commodity Indices, or Linked to Any One of the Foregoing

190.	116-I	Reverse Exchangeable Notes Linked to the Financial Select	February 11, 2008
Sector SPDR® Fund

191.	117-I	Return Notes Linked to the JPMorgan IncomeFX2 Strategy	February 14, 2008

192.	118-I	Principal Protected Dual Directional Knock-Out Notes Linked	February 29, 2008
to the MSCI EAFE® Index

193.	119-I	Return Notes Linked to the JPMorgan Commodity Investable	March 3, 2008
Global Asset Rotator Conditional Long-Short Index

194.	120-I	Return Enhanced Notes Linked to the S&P 100® Index	March 6, 2008

195.	121-I	Review Notes Linked to the S&P 500® Financials Index	March 7, 2008

196.	122-I	Contingent Buffered Index Notes Linked to the S&P 500® Index	March 7, 2008

197.	123-I	Return Notes Linked to the JPMorgan Commodity Investable	March 10, 2008
Global Asset Rotator Conditional Long-Short II Index

198.	123-II	Return Notes Linked to the JPMorgan Commodity Investable	March 11, 2008
Global Asset Rotator Conditional Long-Short II Index

199.	124-I	Reverse Exchangeable Notes Linked to the iShares® MSCI	March 12, 2008
Emerging Markets Index Fund

200.	125-I	Reverse Exchangeable Notes Linked to the iShares® MSCI	March 12, 2008
Brazil Index Fund

201.	126-I	Resetting Reverse Exchangeable Notes Linked to the	March 13, 2008
Common Stock of a Reference Stock Issuer

202.	127-I	Review Notes Linked to the Financial Select Sector Index	March 26, 2008

203.	128-I	Principal Protected Notes Linked to the SPDR® S&P®	April 3, 2008
Homebuilders ETF

204.	129-I	Leveraged Floating Rate Notes Linked to the Spread Between	April 10, 2008
Two U.S. Dollar Constant Maturity Swap Rates

205.	130-I	Review Notes Linked to a Weighted Basket Consisting of the	April 18, 2008
Common Stocks of Reference Stock Issuers

206.	131-I	Reverse Exchangeable Notes Linked to the Market Vectors—	April 21, 2008
Gold Miners ETF

207.	132-I	Return Notes Linked to the JPMorgan Core Commodity	April 25, 2008
Investable Global Asset Rotator Conditional Long-Short Index

208.	132-II	Return Notes Linked to the JPMorgan Core Commodity	July 31, 2008
Investable Global Asset Rotator Conditional Long-Short Index

209.	132-III	Return Notes Linked to the JPMorgan Core Commodity	August 1, 2008
Investable Global Asset Rotator Conditional Long-Short Index

210.	132-IV	Return Notes Linked to the JPMorgan Core Commodity	October 17, 2008
Investable Global Asset Rotator Conditional Long-Short Index

211.	133-I	Return Enhanced Notes Linked to a Basket of Common Stocks	April 25, 2008

No.		Product Supplement	Date Filed
212.	134-I	Buffered Dual Directional Return Enhanced Notes Linked	April 29, 2008
to a Weighted Basket Consisting of One or More of the S&P 500®
Index, the S&P BRIC 40 Index, the Nikkei 225 Index, the Dow
Jones EURO STOXX 50® Index, the Dow Jones U.S. Real Estate
Index, the Dow Jones — AIG Commodity IndexSM, the FTSE™ 100
Index, the MSCI EAFE® Index, the NASDAQ-100 Index®, the
Russell 1000® Growth Index, the Russell 1000® Value Index, the
Russell 2000® Index, the AMEX Hong Kong 30 Index, the
FTSE/Xinhua China 25 Index, the Korea Stock Price Index 200, the
MSCI Taiwan Index, the MSCI Singapore Index, the TOPIX® Index,
the iShares® Dow Jones U.S. Real Estate Index Fund, the iShares®
MSCI Emerging Markets Index Fund, the SPDR® S&P®
Homebuilders ETF, the Financial Select Sector SPDR® Fund and
the Vanguard® Emerging Markets ETF

213.	135-I	Principal Protected Dual Directional Notes Linked to a Weighted	May 1, 2008
Basket Consisting of up to Thirteen Commodities and/or Five
Commodity Indices and/or the Performance of One or More
Currencies Relative to a Reference Currency, or Linked to Any
One of the Foregoing

214.	136-I	Contingent Interest Knock-Out Notes Linked to a Weighted Basket	May 13, 2008
Consisting of the S&P 500® Index, the Nikkei 225 Index, the Dow
Jones EURO STOXX 50® Index and the iShares® MSCI Emerging
Markets Index Fund, or Linked to Any One of the Foregoing

215.	137-I	KEYnotes Exchange Traded Notes Linked To The First Trust	May 21, 2008
Enhanced 130/30 Large Cap Index Due 2023

216.	137-II	KEYnotes Exchange Traded Notes Linked to the First Trust	June 6, 2008
Enhanced 130/30 Large Cap Index Due 2023

217.	137-III	KEYnotes Exchange Traded Notes Linked To The First Trust	August 18, 2008
Enhanced 130/30 Large Cap Index Due 2023

218.	138-I	Return Notes Linked to the JPMorgan Core Commodity	May 22, 2008
Investable Global Asset Rotator Long-Short Index

219.	139-I	Return Notes Linked to the PUTSM Index	May 23, 2008

220.	140-I	Principal Protected Dual Directional Knock-Out Notes Linked	May 30, 2008
to the S&P MidCap 400® Index

221.	141-I	Return Enhanced Notes Linked to a Weighted Basket Consisting	June 2, 2008
of One or Both of the JPMorgan IncomeFX2 Strategy and the
JPMorgan IncomeEM Strategy

222.	142-I	Bearish Reverse Exchangeable Notes Linked to the Common Stock	June 11, 2008
of a Reference Stock Issuer

223.	143-I	Return Notes Linked to a Weighted Basket Consisting of up to	June 17, 2008
One Hundred-Five JPMorgan Commodity Curve Commodity
Indices, Twenty-One JPMorgan Commodity Curve Sector Indices,
Three JPMorgan Commodity Curve Energy Light Indices and/or
Three JPMorgan Commodity Curve Aggregate Indices, or Linked
to Any One of the Foregoing

224.	144-I	Review Notes Linked to the SPDR® S&P® Homebuilders ETF	June 18, 2008

No.		Product Supplement	Date Filed
225.	145-I	Lookback Return Enhanced Notes Linked to the S&P 500® Index	July 14, 2008

226.	145-II	Optimal Entry Return Enhanced Notes Linked to the	July 15, 2008
S&P 500® Index

227.	146-I	Return Enhanced Notes Linked to the Performance of a Weighted	July 21, 2008
Basket of Reference Currencies or a Single Reference Currency
Relative to a Base Currency

228.	147-I	Return Enhanced Notes Linked to the iShares® FTSE/Xinhua	July 23, 2008
China 25 Index Fund

229.	148-I	Return Enhanced Notes Linked to the Russell 3000® Index	July 31, 2008

230.	149-I	Bearish Return Enhanced Notes Linked Inversely to the Financial	August 5, 2008
Select Sector SPDR® Fund dated August 5, 2008

231.	150-I	Principal Protected Notes Linked to the CBOE Volatility Index®	August 13, 2008

232.	151-I	Reverse Exchangeable Notes Linked to the iShares® Russell 2000	September 30, 2008
Index Fund

233.	152-I	Index Put Warrants Linked to the S&P 500® Index	October 3, 2008

234.	153-I	Bearish Principal Protected Notes Linked to the Performance of a	October 10, 2008
Weighted Basket of Reference Currencies or a Single Reference
Currency Relative to a Base Currency

235.	154-I	Return Enhanced Notes Linked to a Single Index or a Weighted	November 3, 2008
Basket Consisting of up to One Hundred-Five JPMorgan
Commodity Curve Commodity Indices, Twenty-One JPMorgan
Commodity Curve Sector Indices, Three JPMorgan Commodity
Curve Energy Light Indices and/or Three JPMorgan Commodity
Curve Aggregate Indices

236.	155-I	Contingent Coupon Principal Protected Notes Linked to a	November 4, 2008
Single Reference Stock or a Basket of Reference Stocks

237.	156-I	Head-Start Buffered Return Enhanced Knock-Out Notes Linked	November 5, 2008
to an Index

238.	UBS-1	100% Principal Protection Notes Linked to a Multi-Asset Portfolio	July 3, 2008

239.	UBS-1-I	100% Principal Protection Notes Linked to a Multi-Asset Portfolio	August 4, 2008

240.	UBS-2-I	100% Principal Protection Absolute Return Barrier Notes Linked	August 26, 2008
to the MSCI EAFE® Index

241.	UBS-1-II	100% Principal Protection Notes Linked to a Multi-Asset Portfolio	August 27, 2008

242.	UBS-3-I	Autocallable Optimization Securities with Contingent Protection	November 5, 2008
Linked to an Index Fund

243.	MS-1-I	Performance Leveraged Upside SecuritiesSM (“PLUSSM”)	November 5, 2008
Linked to an Index